EXHIBIT 10.155

                      THE CHARLES SCHWAB CORPORATION
                        1992 STOCK INCENTIVE PLAN
                     RESTRICTED SHARES AWARD AGREEMENT

     THIS AGREEMENT is entered into between The Charles Schwab Corporation, a Delaware corporation (the "Company") and (First Name)(Last Name) (the
                                            _____________________
"Employee").

WITNESSETH:
     WHEREAS, the Company has adopted The Charles Schwab Corporation 1992
Stock Incentive Plan (the "Plan"), which provides for the granting of restricted shares of Common Stock of the Company ("Restricted Shares") to
key employees of the Company and its Subsidiaries; and
     WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "Committee"), which is responsible for the administration of the Plan, has authorized the granting of an award of Restricted Shares to the Employee, effective as of October 17, 1995, (the "Grant Date"); and
     WHEREAS, this Agreement is prepared in conjunction with and pursuant to the terms of the Plan and, although all of the terms of the Plan and the definitions used in this Plan have not been set forth herein, such terms and definitions are incorporated herein and made a part hereof by reference, and, except as otherwise expressly stated herein, the provisions of the Plan shall govern any interpretation of this Agreement; and
     WHEREAS, the Employee has accepted the grant of Restricted Shares and agreed to the terms and conditions hereinafter stated;
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Employee hereby agree as follows:
     1.     Grant of Restricted Shares.  The Company hereby grants to the
            __________________________
Employee, as a separate incentive in connection with his or her employment and not in lieu of any salary or other cash compensation for his or her services, an award of (Number of Shares) Restricted hares, effective October 17, 1995, subject to all the terms and conditions in this Agreement and the Plan.
     2.     Restriction on Transfer.  The Restricted Shares awarded pursuant
            _______________________
to this Agreement shall be issued in the name of The Employee and held by the Secretary of the Company as escrow agent (the "Escrow Agent"), and shall not be sold, transferred, otherwise disposed of, pledged or otherwise hypothecated until the date such Restricted Shares become vested pursuant to paragraph 3 hereof (the "Restriction on Transfer"). The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Shares or otherwise note its records as to the restrictions on transfer set forth in this Agreement and the Plan. The certificate or certificates representing such shares shall be delivered by the Escrow Agent to The Employee only after the shares become vested on the date specified in paragraph 3 and after all other terms and conditions in this Agreement have been satisfied.
     3.     Vesting of Shares.  The Restricted Shares awarded by this
            _________________
Agreement shall become vested as follows:
            (I) Effective as of the date hereof, the Restricted Shares shall be 0% vested.
            (II) 10% of the Restricted Shares shall become vested on October 17, 1997 (the "First Vesting Date") if (A) the Employee is employed for a continuous period beginning on the Grant Date and ending on the
First Vesting Date, and (B) the Compound Annual Total Shareholder Return exceeds the Market Index Total Shareholder Return by at least two percentage points for the period beginning on the Grant Date and ending on the First Vesting Date.
            (III) 20% of the Restricted Shares (less any shares which became vested pursuant to subparagraph (II) above) shall become vested on October 17, 1998 (the "Second Vesting Date") if (A) the Employee is employed for a continuous period beginning on the Grant Date and ending on the Second Vesting Date, and (B) the Compound Annual Total Shareholder Return exceeds the Market Index Total Shareholder Return by at least two percentage points for the period beginning on the Grant Date and ending on the Second Vesting
Date.
            (IV)     35% of the Restricted Shares (less any shares which
became vested pursuant to subparagraphs (II) or (III) above) shall become vested on October 17, 1999 (the "Third Vesting Date") if (A) the Employee is employed for a continuous period beginning on the Grant Date and ending on the Third Vesting Date, and (B) the Compound Annual Total Shareholder Return exceeds the Market Index Total Shareholder Return by at least two percentage points for the period beginning on the Grant Date and ending on the Third Vesting Date.
            (V)     100% of the Restricted Shares (less any shares which
became vested pursuant to subparagraphs (II), (III) or (IV) above) shall become vested on October 17, 2000 (the "Final Vesting Date") if (A) the Employee is employed for a continuous period beginning on the Grant Date and ending on the Final Vesting Date, and (B) the Compound Annual Total Shareholder Return exceeds the Market Index Total Shareholder Return by at least two percentage points for the period beginning on the Grant Date and ending on the Final Vesting Date.
            (VI) Any Restricted Shares that are not vested on the Final Vesting Date will revert back to the Company.
     For purposes of the foregoing, the Compound Annual Total Shareholder Return for a period shall mean the annualized compound return (consisting of both stock price appreciation and dividends, and assuming reinvestment of dividends) to shareholders of the Company, and the Market Index Total Shareholder Return for a period shall mean the average annualized compound return (consisting of both stock price appreciation and dividends, and assuming reinvestment of dividends) to shareholders of corporations comprising the Standard & Poor's 500.
     Notwithstanding the foregoing, however, the accrual of vesting pursuant to this paragraph is contingent upon the Employee's satisfactory job performance, and the Company may, in its sole discretion, upon notice to the Employee, suspend or delay the vesting of the Restricted Shares hereunder for any period of time in the event that the Company determines, within its sole discretion, that the Employee's performance is unsatisfactory. Upon the vesting of Restricted Shares hereunder, the certificate or certificates representing such Restricted Shares shall be delivered to the Employee.
     4.     Supplemental Cash Payment.  In the event any Restricted Shares
            _________________________
become vested pursuant to Section 3 above, the Employee shall be eligible to receive a Supplemental Cash Payment on the Vesting Date (the "Payment
Date"), in an amount calculated pursuant to the following table, but only if
(i) the employee is employed for a continuous period beginning on the date the shares become vested (the "Vesting Date") and ending on the Payment
Date, and (ii) the Employee still holds the Restricted Shares on the Payment
Date.
     With respect to Restricted Shares that become vested on any Vesting
Date, the amount payable pursuant to this section, if any, shall be a multiple of the value of the Restricted Shares on the Vesting Date, based upon the number of percentage points by which the Compound Annual Total Shareholder Return exceeds the Market Index Total Shareholder Return for the period beginning on the Grant Date and ending on the Vesting Date
("Excess Annual Total Shareholder Return"), as follows:

      Excess Annual Total Shareholder Return                  Multiple

Less than four percentage points                                 0 %

At least four, but less than six percentage points               25%

At least six, but less than eight percentage points              50%

At least eight, but less than ten percentage points             100%

Ten percentage points or more                                   150%

     5.     Full Vesting on Change in Control.  Upon the determination of the
            _________________________________
Committee that a Change in Control of the Company has occurred, or in the event of the liquidation or dissolution of the Company, the Restricted
Shares shall become fully vested and the Restriction on Transfer shall be lifted, notwithstanding any other provision of this Agreement, and the certificate or certificates representing such Restricted Shares shall be delivered to the Employee.
     6.     Discretion of Committee.  The Committee may decide, in its
            _______________________
absolute discretion, to lift at any time the Restriction on Transfer or to accelerate the vesting of the Restricted Shares, and the certificate or certificates representing such Restricted Shares shall be delivered to the Employee.
     7.     Delivery of Shares to Estate of Deceased Employee.  Any
            _________________________________________________
distribution or delivery to be made to the Employee under this Agreement shall, if the Employee is then deceased, be made to the Employee's estate in accordance with the terms of Section 7.5 of the Plan.
     8.     Conditions to Issuance of Shares.  The Restricted Shares
            ________________________________
deliverable to the Employee may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. The
Company shall not be required to issue any certificate or certificates for Restricted Shares hereunder prior to fulfillment of all of the following conditions:
            (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;
            (b)     The completion of any registration or other
qualification of such shares under any State or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;
            (c)     The obtaining of any approval or other clearance from
any State or federal governmental agency, which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and
            (d)     The lapse of such reasonable period of time following
the date of the grant of the Restricted Shares as the Committee may establish from time to time for reasons of administrative convenience.
     Neither the Employee nor any person claiming under or through the
Employee shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any Restricted Shares deliverable hereunder unless and until certificates representing such shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Employee or the Escrow Agent. Except as provided in paragraph 9, after such issuance, recordation and delivery, the Employee shall have all rights of a stockholder of the Company with respect to voting such Restricted Shares and receipt of dividends and distributions on such Restricted Shares.
     9.     Certain Adjustments to Shares.  In the event that as a result of
            _____________________________
a stock dividend, stock split, reclassification, recapitalization, combination of shares or the adjustment in capital stock of the Company or otherwise, or as a result of a merger, consolidation, spin-off or other reorganization, the Company's Common Stock shall be increased, reduced or otherwise changed, and by virtue of any such change the Employee shall in his or her capacity as owner of Restricted Shares which have been awarded to him or her (the
"Prior Shares") be entitled to new or additional or different shares or securities (other than rights or warrants to purchase securities), such new or additional or different shares or securities shall thereupon be considered to be Restricted Shares and shall be subject to all of the conditions and restrictions which were applicable to the Prior Shares pursuant to the Plan.  If the Employee receives rights or warrants with respect to any Prior Shares, such rights or warrants may be held or exercised by the Employee, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants shall be considered to be Restricted Shares and shall be subject to all of the conditions and restrictions which were applicable to the Prior Shares pursuant to the Plan. The Committee in its absolute discretion at any time may lift the Restriction on Transfer of all or any portion of such new or additional shares of stock or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.
     10.     Contribution of Par Value to Capital of the Company.
             ___________________________________________________
Notwithstanding the provisions of Section 7.2 of the Plan, the Company will contribute to the capital of the Company on behalf of the Employee, as an Award recipient, an amount equal to the par value of the Restricted
Shares issued to the Employee hereunder.
     11.     Tax Withholding.  To the extent required by applicable federal,
             _______________
state, local or foreign law, the Employee shall  make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of the awarding or vesting of the
Restricted Shares hereunder, or by reason of any election made by the
Employee pursuant to Section 83(b) of the Internal Revenue Code, and no
Share certificates shall be issued to the Employee unless such obligation is satisfied.
     12.      Plan Shall Control.  This Agreement is subject to all the
              __________________
terms and provisions of the Plan. In the event of a conflict between any provisions of this Agreement and any provisions of the Plan, the provisions of the Plan shall govern.  Terms used in this Agreement that are not defined in this Agreement shall have the meaning set forth in the Plan.
     13.     Powers of the Committee.  The Committee shall have the power to
             _______________________
interpret and construe the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Employee's estate, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
     14.     No Effect on Other Benefit Plans.  Nothing herein contained
             ________________________________
shall affect the Employee's right to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance or other the Employee welfare plan or program of the Company or any Subsidiary.
     15.     Nonassignability.  So long as the Restriction on Transfer is in
             ________________
effect, the Restricted Shares herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation or law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such award or any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, such award and the rights and privileges conferred hereby shall immediately become null and void.
     16.     Successors and Assigns.  Subject to the limitation on the
             ______________________
transferability of the Restricted Shares contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successor and assigns of the Employee and the Company.
     17.     Notices.  Any notice to be given to the company under the terms
             _______
of this Agreement shall be addressed to the Company, in care of its
Secretary, at 101 Montgomery Street, San Francisco, California 94104, or at such other address as the Company may hereafter designate in writing. Any notice to be given to the Employee shall be addressed to the Employee at the address set forth beneath the Employee's signature hereto, or at such other address as the Employee may hereafter designate in writing. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited, postage and registry fee prepaid, in a United States post office.
     18.     Severability.  In the event that any provision of this
             ____________
Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.
     19.     Governing Law.  This Agreement shall be construed in accordance
             _____________
with the laws of the State of California.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth below.

THE CHARLES SCHWAB CORPORATION

By:     /s/ Charles R. Schwab
Title:  Chairman and Chief Executive Officer



_______________________________
Employee's Signature
_______________________________

_______________________________
Address

_______________________________
Date

                      THE CHARLES SCHWAB CORPORATION
                        1992 STOCK INCENTIVE PLAN
                    RESTRICTED SHARES AWARD AGREEMENT

     THIS AGREEMENT is entered into between The Charles Schwab Corporation, a Delaware corporation (the "Company") and (First Name)(Last Name) (the
                                            _____________________
"Employee").

WITNESSETH:
     WHEREAS, the Company has adopted The Charles Schwab Corporation 1992 Stock Incentive Plan (the "Plan"), which provides for the granting of restricted shares of Common Stock of the Company ("Restricted Shares") to key employees of the Company and its Subsidiaries; and
     WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "Committee"), which is responsible for the administration of the Plan, has authorized the granting of an award of Restricted Shares to the Employee, effective as of October 17, 1995, (the "Grant Date"); and
     WHEREAS, this Agreement is prepared in conjunction with and pursuant to the terms of the Plan and, although all of the terms of the Plan and the definitions used in this Plan have not been set forth herein, such terms and definitions are incorporated herein and made a part hereof by reference, and, except as otherwise expressly stated herein, the provisions of the Plan shall govern any interpretation of this Agreement; and
     WHEREAS, the Employee has accepted the grant of Restricted Shares and agreed to the terms and conditions hereinafter stated;
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Employee hereby agree as follows:
     1.     Grant of Restricted Shares.  The Company hereby grants to the
            __________________________
Employee, as a separate incentive in connection with his or her employment and not in lieu of any salary or other cash compensation for his or her services, an award of (Number of Shares) Restricted Shares, effective
October 17, 1995, subject to all the terms and conditions in this Agreement and the Plan.
     2.     Restriction on Transfer.  The Restricted Shares awarded pursuant
            _______________________
to this Agreement shall be issued in the name of The Employee and held by the Secretary of the Company as escrow agent (the "Escrow Agent"), and shall not be sold, transferred, otherwise disposed of, pledged or otherwise hypothecated until the date such Restricted Shares become vested pursuant to paragraph 3 hereof (the "Restriction on Transfer"). The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Shares or otherwise note its records as to the restrictions on transfer set forth in this Agreement and the Plan. The certificate or certificates representing such shares shall be delivered by the Escrow Agent to The Employee only after the shares become vested on the date specified in paragraph 3 and after all other terms and conditions in this Agreement have been satisfied.
     3.     Vesting of Shares.  The Restricted Shares awarded by this
            _________________
Agreement shall become vested as follows:
            (I) Effective as of the date hereof, the Restricted Shares shall be 0% vested.
            (II) 10% of the Restricted Shares shall become vested on October 17, 1997 (the "First Vesting Date") if the Employee is employed for a continuous period beginning on the Grant Date and ending on the First
Vesting Date.
            (III) 10% of the Restricted Shares shall become vested on October 17, 1998 (the "Second Vesting Date") if the Employee is employed for a continuous period beginning on the Grant Date and ending on the Second Vesting Date.
            (IV) 15% of the Restricted Shares shall become vested on October 17, 1999 (the "Third Vesting Date") if the Employee is employed for a continuous period beginning on the Grant Date and ending on the Third Vesting Date.
            (V) 65% of the Restricted Shares shall become vested on October 17, 2000 (the "Final Vesting Date") if the Employee is employed for a continuous period beginning on the Grant Date and ending on the Final Vesting Date.
     The accrual of vesting pursuant to this paragraph is contingent upon the Employee's satisfactory job performance, and the Company may, in its sole discretion, upon notice to the Employee, suspend or delay the vesting of the Restricted Shares hereunder for any period of time in the event that the Company determines, within its sole discretion, that the Employee's performance is unsatisfactory. Upon the vesting of Restricted Shares hereunder, the certificate or certificates representing such Restricted Shares shall be delivered to the Employee.
     4.     Supplemental Cash Payment.  In the event any Restricted Shares
            _________________________
become vested pursuant to Section 3 above, the Employee shall be eligible to receive a Supplemental Cash Payment on the Vesting Date (the "Payment
Date"), in an amount calculated pursuant to the following table, but only if
(i) the employee is employed for a continuous period beginning on the date the shares become vested (the "Vesting Date") and ending on the Payment
Date, and (ii) the Employee still holds the Restricted Shares on the Payment Date. With respect to Restricted Shares that become vested on any Vesting Date, the amount payable pursuant to this section, if any, shall be a multiple of the value of the Restricted Shares on the Vesting Date, based upon the number of percentage points by which the Compound Annual Total Shareholder Return exceeds the Market Index Total Shareholder Return for the period beginning on the Grant Date and ending on the Vesting Date ("Excess Annual Total Shareholder Return"), as follows:

       Excess Annual Total Shareholder Return          Multiple

Less than four percentage points                           0%

At least four, but less than six percentage points        25%

At least six, but less than eight percentage points       50%

At least eight, but less than ten percentage points      100%

Ten percentage points or more                            150%

     For purposes of the foregoing, the Compound Annual Total Shareholder Return for a period shall mean the annualized compound return (consisting of both stock price appreciation and dividends, and assuming reinvestment of dividends) to shareholders of the Company, and the Market Index Total Shareholder Return for a period shall mean the average annualized compound return (consisting of both stock price appreciation and dividends, and assuming reinvestment of dividends) to shareholders of corporations comprising the Standard & Poor's 500.
     5.     Full Vesting on Change in Control.  Upon the determination of
            _________________________________
the Committee that a Change in Control of the Company has occurred, or in the event of the liquidation or dissolution of the Company, the Restricted
Shares shall become fully vested and the Restriction on Transfer shall be lifted, notwithstanding any other provision of this Agreement, and the certificate or certificates representing such Restricted Shares shall be delivered to the Employee.
     6.     Discretion of Committee.  The Committee may decide, in its
            _______________________
absolute discretion, to lift at any time the Restriction on Transfer or to accelerate the vesting of the Restricted Shares, and the certificate or certificates representing such Restricted Shares shall be delivered to the Employee.
     7.     Delivery of Shares to Estate of Deceased Employee.  Any
            _________________________________________________
distribution or delivery to be made to the Employee under this Agreement shall, if the Employee is then deceased, be made to the Employee's estate in accordance with the terms of Section 7.5 of the Plan.
     8.     Conditions to Issuance of Shares.  The Restricted Shares
            ________________________________
deliverable to the Employee may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. The
Company shall not be required to issue any certificate or certificates for Restricted Shares hereunder prior to fulfillment of all of the following conditions:
            (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;
            (b)     The completion of any registration or other
qualification of such shares under any State or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;
            (c)     The obtaining of any approval or other clearance from
any State or federal governmental agency, which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and
            (d)     The lapse of such reasonable period of time following
the date of the grant of the Restricted Shares as the Committee may establish from time to time for reasons of administrative convenience.
     Neither the Employee nor any person claiming under or through the
Employee shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any Restricted Shares deliverable hereunder unless and until certificates representing such shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Employee or the Escrow Agent. Except as provided in paragraph 9, after such issuance, recordation and delivery, the Employee shall have all rights of a stockholder of the Company with respect to voting such Restricted Shares and receipt of dividends and distributions on such Restricted Shares.
     9.     Certain Adjustments to Shares.  In the event that as a result of
            _____________________________
a stock dividend, stock split, reclassification, recapitalization, combination of shares or the adjustment in capital stock of the Company or otherwise, or as a result of a merger, consolidation, spin-off or other reorganization, the Company's Common Stock shall be increased, reduced or otherwise changed, and by virtue of any such change the Employee shall in his or her capacity as owner of Restricted Shares which have been awarded to him or her (the "Prior Shares") be entitled to new or additional or different shares or securities (other than rights or warrants to purchase securities), such new or additional or different shares or securities shall thereupon be considered to be Restricted Shares and shall be subject to all of the conditions and restrictions which were applicable to the Prior Shares pursuant to the Plan.
If the Employee receives rights or warrants with respect to any Prior Shares, such rights or warrants may be held or exercised by the Employee, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants shall be considered to be Restricted Shares and shall be subject to all of the conditions and restrictions which were applicable to the Prior Shares pursuant to the Plan. The Committee in its absolute discretion at any time may lift the Restriction on Transfer of all or any portion of such new or additional shares of stock or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.
     10.     Contribution of Par Value to Capital of the Company.
             ___________________________________________________
Notwithstanding the provisions of Section 7.2 of the Plan, the Company will contribute to the capital of the Company on behalf of the Employee, as an Award recipient, an amount equal to the par value of the Restricted
Shares issued to the Employee hereunder.
     11.     Tax Withholding.  To the extent required by applicable federal,
             _______________
state, local or foreign law, the Employee shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of the awarding or vesting of the
Restricted Shares hereunder, or by reason of any election made by the
Employee pursuant to Section 83(b) of the Internal Revenue Code, and no
Share certificates shall be issued to the Employee unless such obligation is satisfied.
     12.     Plan Shall Control.  This Agreement is subject to all the
             __________________
terms and provisions of the Plan. In the event of a conflict between any provisions of this Agreement and any provisions of the Plan, the provisions of the Plan shall govern.  Terms used in this Agreement that are not defined in this Agreement shall have the meaning set forth in the Plan.
     13.     Powers of the Committee.  The Committee shall have the power to
             _______________________
interpret and construe the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Employee's estate, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
     14.     No Effect on Other Benefit Plans.  Nothing herein contained
             ________________________________
shall affect the Employee's right to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance or other the Employee welfare plan or program of the Company or any Subsidiary.
     15.     Nonassignability.  So long as the Restriction on Transfer is in
             ________________
effect, the Restricted Shares herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation or law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such award or any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, such award and the rights and privileges conferred hereby shall immediately become null and void.
     16.     Successors and Assigns.  Subject to the limitation on the
             ______________________
transferability of the Restricted Shares contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successor and assigns of the Employee and the
Company.
     17.     Notices.  Any notice to be given to the Company under the
             _______
terms of this Agreement shall be addressed to the Company, in care of its Secretary, at 101 Montgomery Street, San Francisco, California 94104, or at such other address as the Company may hereafter designate in writing. Any notice to be given to the Employee shall be addressed to the Employee at the address set forth beneath the Employee's signature hereto, or at such other address as the Employee may hereafter designate in writing. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited, postage and registry fee prepaid, in a United States post office.
     18.     Severability.  In the event that any provision of this
             ____________
Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.
     19.     Governing Law.  This Agreement shall be construed in accordance
             _____________
with the laws of the State of California.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth below.


THE CHARLES SCHWAB CORPORATION

By:     /s/ Charles R. Schwab
Title:  Chairman and Chief Executive Officer


_______________________________
Employee's Signature
_______________________________
_______________________________
Address
_______________________________
Date